Exhibit 10.8

OEM SUPPLY AGREEMENT AMENDMENT #3

This Amendment Agreement made and entered into as of the 17th day of March 2008 by and between FUJIFILM Dimatix, Inc. formerly Spectra Printing, a Division of Dimatix Inc. (“FUJIFILM”) and Kornit Digital Ltd. (“Kornit”).

WITNESSETH

WHEREAS, FUJIFILM and Kornit are parties to an OEM Supply Agreement dated as of January 6, 2006 (the “Agreement”), an OEM Supply Agreement Amendment #1 dated as of September 20, 2006 and OEM Supply Agreement Amendment #2 dated as of September 1, 2007 (collectively, the “Amendments”) under which FUJIFILM agreed to provide to Kornit and Kornit wishes to procure certain FUJIFILM products for integration with Kornit products; and

WHEREAS, FUJIFILM and Kornit desire to amend the Agreement as hereinafter set forth.

NOW, THEREFORE, the parties hereto agree as follows:

1.          Schedule 2 of the Agreement is hereby amended by deleting the existing Schedule 2 and replacing with the attached Schedule 2.

2.          This Amendment Agreement will be effective as of the date above written.

3.          The Agreement is amended only as expressly provided herein and otherwise remains unchanged in all respects.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be executed by their duly authorized representatives on the date above written.

FUJIFILM DIMATIX, INC.	KORNIT DIGITAL LTD.

By: /s/ John C. Batterton	By: /s/ Ofer Ben-Zur

Name: John C. Batterton	Name: Ofer Ben-Zur

Title: CEO and President	Title: CEO

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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SCHEDULE 2

PRICES FOR FUJIFILM PRODUCTS

Prices for all FUJIFILM Products include standard packaging.

A.           PRINTHEADS and JETTING ASSEMBLIES

PART NUMBER	DESCRIPTION	ACCUMULATED ORDER QTY	UNIT PRICE

256-Channel Jetting Assemblies

05536	Nova JA 256/80 AAA	[***]	$	[***]

08991	Galaxy JA 256/30 AAA	[***]	$	[***]

09272	Galaxy JA 256/50 AAA	[***]	$	[***]

09493	Galaxy JA 256/80 AAA	[***]	$	[***]

128-Channel Jetting Assemblies

09158	Spectra SL-128	[***] to [***]	$	[***]
		[***] to [***]	$	[***]
		[***] to [***]	$	[***]
		[***]+	$	[***]

09084	Spectra SM-128	Same

08935	Spectra SE-128	Same

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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B.           OTHER HARDWARE

PART NUMBER	DESCRIPTION	INDIVIDUAL ORDER QTY	UNIT PRICE
3800-038	Pressure Regulator	[***]-[***]	$	[***]
		[***]-[***]	$	[***]
		[***]+	$	[***]

08162	Meniscus Pressure Controller (MPC)	[***]-[***]	$	[***]
		[***]-[***]	$	[***]
		[***]+	$	[***]

06543	Remote Lung/Reservoir	[***]-[***]	$	[***]
		[***]-[***]	$	[***]
		[***]+	$	[***]

08371	Molded Lung Module (MLM)	[***]-[***]	$	[***]
		[***]-[***]	$	[***]
		[***]+	$	[***]

05841	Remote Lung, S.S.	[***]-[***]	$	[***]
		[***]-[***]	$	[***]
		[***]+	$	[***]

04649	Head Drive Electronics Module	[***]-[***]	$	[***]
	(HDEM-4)	[***]-[***]	$	[***]
		[***]+	$	[***]

3500-189	HDEM Daughter Cards	[***]	$	[***]
3800-037	Head Drive Control Board (HDC2)	[***]	$	[***]

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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C.           INK PRODUCTS

Note: All ink prices are per order, per color.

PART NUMBER	DESCRIPTION	INDIVIDUAL ORDER QTY	UNIT PRICE (per case)

7060-804-93	7060 Model Fluid	[***]	$	[***]

04322	Model Fluid - Blue	[***]	$	[***]
08178	Model Fluid - Black	[***]	$	[***]
08180	Model Fluid - Yellow	[***]	$	[***]
08399	Model Fluid - Red	[***]	$	[***]

12327	Model Fluid, Room Temp - Blue	[***]	$	[***]
12329	Model Fluid, Room Temp - Black	[***]	$	[***]
12328	Model Fluid, Room Temp - Yellow	[***]	$	[***]
12321	Model Fluid, Room Temp - Red	[***]	$	[***]

06291	Clear Flush	[***]	$	[***]

Prices for all FUJIFILM Products include standard packaging.

PRICE INCREASES

Beginning [***] after the date of this Agreement, FUJIFILM may, by written notice delivered [***] in advance to Customer, increase prices for Products listed on Schedule 2. Price increases will not apply to orders that are non-cancelable and non-deferrable (pursuant to Schedule 1) at the time of notice of the increase.

Any notice of price increase in accordance with the foregoing shall constitute an amendment to this Schedule 2.

ROYALTIES

1)	Kornit will pay to FUJIFILM a royalty of [***]% ([***] percent) of the amounts received by Kornit (net of returns and allowances and sales and use taxes) upon the sale by Kornit of Ink for use in Kornit Products, except Spectra Ink.

2)	If Kornit does not supply Ink to be used in Kornit Products Kornit will, in lieu of 1) above, pay to FUJIFILM a royalty of [***]% ([***] percent) of the amounts received by Kornit (net of returns and allowances and sales and use taxes) upon the sale by Kornit of Kornit Products.

3)	The first $[***] of ink sales (on an annual basis) is not subject to the royalty provisions under Section 1 above.

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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